1933 Act File No. 333-123257

1940 Act File No. 811-10325

Market Vectors ETF Trust

Supplement dated December 6, 2007 (“Supplement”)

to the Statement of Additional Information

dated

December 4, 2007

This Supplement updates certain information contained in the above-dated Statement of Additional Information for Market Vectors ETF Trust (the “Trust”) regarding the Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Long Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Short Municipal Index ETF, Market Vectors—Lehman Brothers High-Yield Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free California Long Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free New York Long Municipal Index ETF, each a series of the Trust. You may obtain copies of the Trust’s Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The third sentence under the section titled “Dividends and Distributions--General Policies” is hereby deleted and replaced with the following:

It is currently expected that each Fund will distribute virtually all of its net income (interest less expenses) monthly while capital gains distributions will generally occur annually at the end of April.

Please retain this Supplement for future reference.